UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2026

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-02979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Market Street, San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-415-371-2921

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)

7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE

Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Article FOURTH of Wells Fargo & Company’s (the “Company”) Restated Certificate of Incorporation, as amended, authorizes the issuance from time to time of shares of Preferred Stock, without par value. On August 17, 2026, the Company filed with the Delaware Secretary of State a Certificate of Designation which, effective upon filing, designated a series of such Preferred Stock as “6.55% Fixed Rate Reset Non-Cumulative Perpetual Class A Preferred Stock, Series HH,” authorized 70,000 shares of Non-Cumulative Perpetual Class A Preferred Stock, Series HH, without par value and with a liquidation preference amount of $25,000 per share (referred to herein as the “Series HH Preferred Stock”), and set forth the voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series HH Preferred Stock which are not fixed by the Company’s Restated Certificate of Incorporation. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

On August 19, 2026, the Company sold 1,750,000 Depositary Shares (the “Depositary Shares”), each Depositary Share representing a 1/25th interest in a share of the Company’s Series HH Preferred Stock. Exhibits are filed herewith in connection with the Registration Statement on Form S-3, as amended (File No. 333-287868), filed by the Company with the Securities and Exchange Commission. The following documents are being filed with this report on Form 8-K: (i) Underwriting Agreement, dated August 12, 2026, among the Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein; (ii) Certificate of Designation of the Company dated August 14, 2026; (iii) Deposit Agreement dated as of August 19, 2026 among the Company and Computershare Trust Company, N.A. and Computershare Inc., collectively as depositary, and the holders from time to time of Depositary Receipts; (iv) form of Depositary Receipt; and (v) opinions with respect to the Series HH Preferred Stock, Deposit Agreement, and Depositary Receipts.

(d)	Exhibits

Exhibit No.	Description	Location

1.1	Underwriting Agreement, dated as of August 12, 2026, among Wells Fargo & Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein.	Filed herewith

3.1	Certificate of Designation of Wells Fargo & Company with respect to the Series HH Preferred Stock dated August 14, 2026.	Filed herewith

4.1

Deposit Agreement, dated as of August 19, 2026, among the Company and Computershare Trust Company, N.A. and Computershare Inc., collectively as depositary, and the holders from time to time of Depositary Receipts.

Filed herewith

4.2	Form of Depositary Receipt.	Included as part of Exhibit 4.1

5.1	Opinion of Richards, Layton & Finger, P.A. regarding the Series HH Preferred Stock.	Filed herewith

5.2	Opinion of Faegre Drinker Biddle & Reath LLP regarding the Deposit Agreement and the Depositary Receipts.	Filed herewith

23.1	Consent of Richards, Layton & Finger, P.A.	Included as part of Exhibit 5.1

23.2	Consent of Faegre Drinker Biddle & Reath LLP.	Included as part of Exhibit 5.2

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: August 19, 2026	/s/ Scott Knoblach
Scott Knoblach
Senior Vice President and Assistant Treasurer